Exhibit 99.3

Exhibit 99.3

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Pre-Petition Liabilities
February 2014

Page 4B

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality Stores, Inc.	)	CASE NO. 2:13-BK-16128 (RJH)
DBA: Fuel Cell Stores	)	
	)	**BUSINESS AND INDUSTRY**
	)	**MONTHLY OPERATING REPORT**
	)	
	)	MONTH OF February 2014
	)	
	)	DATE PETITION FILED: 9/16/2013
Debtor	)	
	)	TAX PAYER ID NO. : 26-0602643

Nature of Debtor's Business: All assets sold in November 2013, winding down the entitiy

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	3/14/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16128 (RJH)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
		Operating	Incoming Wires		
		# 6080	# 6093		
Balance at Beginning of Period		100.07	(0.00)		100.07
RECEIPTS					
Cash Sales					
Accounts Receivable			-		-
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other - Duplicate Customer Pymt		109.00			
Other (attach list)					
TOTAL RECEIPTS		109.00	-		109.00
DISBURSEMENTS					
Business - Ordinary Operations		78.38			78.38
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other - write off invalid cash reconciliation items					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS		78.38	-		78.38
Balance at End of Month		130.69	(0.00)		130.69

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	78.38
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	78.38

Case Number: 2:13-BK-16128 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	4,356.84
Less: Returns & Discounts		-	(9.00)
Net Revenue	-	-	4,347.84
COST OF GOODS SOLD			
Material	-	-	6,667.48
Direct Labor		-	
Direct Overhead (attach detail)		-	
Total Cost of Goods Sold	-	-	6,667.48
GROSS PROFIT	-	-	(2,319.64)
OPERATING EXPENSES			
Officer/Insider Compensation		-	
Selling & Marketing (attach detail)		-	
General & Administrative (attach detail)	78.38	507.27	(1,086.04)
Other Expenses (attach detail)			
Total Operating Expenses	78.38	507.27	(1,086.04)
Income Before Non-operating Income and Expense	(78.38)	(507.27)	(1,233.60)
OTHER INCOME & EXPENSE			
Other Income (attach list)	-	-	-
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense	-	-	-
Income Before Reorganization Expense	(78.38)	(507.27)	(1,233.60)
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees	325.00	1,300.00	1,625.00
Gain/Loss on Sale of Assets	-	-	(27,842.13)
Other (attach list)			
Total Reorganization Expenses	325.00	1,300.00	(26,217.13)
Income Tax			
NET PROFIT OR (LOSS)	(403.38)	(1,807.27)	24,983.53

Case Number: 2:13-BK-16128 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash	130.69	100.07
Restricted Cash		
Total Cash	130.69	100.07
Accounts Receivable (net)	-	-
Inventory	-	-
Notes Receivable		
Prepaid Expenses		
Other (attach list)		
Total Current Assets		
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)	-	-
Intercompany Receivable (attach list)	151,494.10	151,494.10
Other (attach list)		
TOTAL ASSETS	151,624.79	151,594.17
POST-PETITION LIABILITIES		
Accounts Payable		-
Taxes Payable	146.75	146.75
Notes Payable		
Professional Fees	325.00	
Secured Debt		
Intercompany Payable (attach list)	19,342.35	19,342.35
Total Post-Petition Liabilities	19,814.10	19,489.10
PRE-PETITION LIABILITIES		
Secured Debt		
Priority Debt		
Unsecured Debt	-	-
Intercompany Payable (attach list)	3,825,250.94	3,825,250.94
Other (attach list)	23,784.36	23,675.36
Total Pre-Petition Liabilities	3,849,035.30	3,848,926.30
TOTAL LIABILITIES	3,868,849.40	3,868,415.40
EQUITY		
Pre-petition Owner's Equity	(3,742,208.14)	(3,742,208.14)
Post-Petition Cumulative Profit/Loss	24,983.53	25,386.91
Total Equity	(3,717,224.61)	(3,716,821.23)
TOTAL LIABILITIES & OWNER'S EQUITY	151,624.79	151,594.17

Case Number: 2:13-BK-16128 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	-	-	-	-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	-			

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY		
Beginning Inventory	-	
Plus: Purchases	-	
Less: Cost of Goods Sold	-	
Less: Inventory Sold in Asset Sale	-	
Ending Inventory	-	

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUN	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment				
Accumulated Depreciation				
Net Equipment				
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

____

____

____

Case Number: 2:13-BK-16128 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	-	-	-	-	-
Taxes Payable	146.75	-	-	-	146.75
Notes Payable	-				
Professional Fees Payable	325.00	325.00			
Secured Debt	-				
Other (attach list)	19,342.35	-	12,350.00	-	6,992.35
Total Post-Petition Liabilities	19,814.10	325.00	12,350.00	-	7,139.10

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Case Number: 2:13-BK-16128 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

All Assets sold as of November 29, 2013.

Identify any matters that are delaying the filing of a plan of reorganization:

None.

Case Number: 2:13-bk-16128 (RJH)

DISBURSEMENT DETAIL

Month: February 2014

Account # # 6080

Bank Name Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
1/3/14	Merchant Services	Merchant Services Fee	78.38
		Total Cash/Electronic Disbursements	78.38

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				78.38
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	78.38

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
General and Administrative Expenses
February 2014

G&A Expenses	Current Month	Year to Date	Total SInce Filing
Bank Charges	78.38	331.86	2,023.88
Licenses	-		-
Marketing Expense	-		-
IT-Website	-		-
Professional Fees	-		-
Professional Fees-Other	-		-
Misc Expense	-	175.41	175.41
Salaries-Employees	-		4,237.29
Taxes	-		-
Payroll Tax Expense	-		412.50
Sales Tax Expense	-		(1,034.70)
Shipping Supplies	-		-
Bad Debt Expense	-		(6,900.42)
Total Expenses	78.38	507.27	(1,086.04)

Case Number: 2:13-BK-16128 (RJH)

Inter Company Receivables / Payables
(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	CURRENT MONTH	PRIOR MONTH
Pre Petition Inter Company Payable		
Due to Ecotality Inc.	(3,825,250.94)	(3,825,250.94)
Total Pre Petition Intercompany Payable	(3,825,250.94)	(3,825,250.94)
Post Petition Inter Company Payable		
Due to Ecotality Inc.	(19,342.35)	(6,992.35)
Total Post Petition Payable	(19,342.35)	(6,992.35)
Pre and Post Petition Inter Company Receivable		
Due to Ecotality Inc.	151,494.10	137,810.17
Total Pre and Post Petition Receviable	151,494.10	137,810.17
Total Inter Company Receivables / (Payables)	**CURRENT MONTH**	**PRIOR MONTH**
Due to Ecotality Inc.	(3,693,099.19)	(3,694,433.12)
TOTAL Inter Company	(3,693,099.19)	(3,694,433.12)

Note: Inter company balances are a net of payables and receivables by entity

Accounts Payable

Vendor ID	Vendor	Invoice/CM #	Date	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due
Engineered Fibers	Engineered Fibers Technology	92671	7/31/13	-	-	-	370.60	370.60
Engineered Fibers	Engineered Fibers Technology	92680	8/19/13	-	-	-	288.00	288.00
Fuel Cell Earth	Fuel Cell Earth LLC	103516 103520	7/8/13	-	-	-	1,195.21	1,195.21
Fuel Cell Earth	Fuel Cell Earth LLC	103515	7/8/13	-	-	-	2,834.50	2,834.50
Fuel Cell Earth	Fuel Cell Earth LLC	103539	7/24/13	-	-	-	1,250.66	1,250.66
Fuel Cell Earth	Fuel Cell Earth LLC	103536	7/24/13	-	-	-	621.36	621.36
Fuel Cell Earth	Fuel Cell Earth LLC	103555	7/31/13	-	-	-	243.54	243.54
Fuel Cell Earth	Fuel Cell Earth LLC	103557	8/5/13	-	-	-	1,498.50	1,498.50
Fuel Cell Earth	Fuel Cell Earth LLC	103566	8/9/13	-	-	-	312.54	312.54
Fuel Cell Earth	Fuel Cell Earth LLC	103589	8/19/13	-	-	-	236.00	236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103588	8/19/13	-	-	-	236.00	236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103590	8/19/13	-	-	-	1,180.00	1,180.00
Fuel Cell Earth	Fuel Cell Earth LLC	103598	9/5/13	-	-	-	577.25	577.25
FuelCellsEtc	FuelCellsEtc		5/29/13	-	-	-	754.00	754.00
FuelCellsEtc	FuelCellsEtc	1266	7/8/13	-	-	-	813.50	813.50
FuelCellsEtc	FuelCellsEtc	1269	7/16/13	-	-	-	551.40	551.40
FuelCellsEtc	FuelCellsEtc	1271	7/23/13	-	-	-	117.25	117.25
FuelCellsEtc	FuelCellsEtc	1280	8/13/13	-	-	-	714.00	714.00
FuelCellsEtc	FuelCellsEtc	1279	8/13/13	-	-	-	1,689.80	1,689.80
FuelCellsEtc	FuelCellsEtc	1275	8/21/13	-	-	-	53.00	53.00
FuelCellsEtc	FuelCellsEtc	1295	9/4/13	-	-	-	352.50	352.50
HCI	Hydrogen Components Inc.	1397	8/12/13	-	-	-	561.00	561.00
HCI	Hydrogen Components Inc.	1398	8/27/13	-	-	-	572.35	572.35
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	5597 5607 - 82613	8/27/13	-	-	-	(39.00)	(39.00)
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	F0011539	8/29/13	-	-	-	72.00	72.00
Hydrogen 2000	Hydrogen 2000	498	3/27/13	-	-	-	60.82	60.82
KeegoTech	Keego Technologies, LLC	070113	7/8/13	-	-	-	300.00	300.00
McMaster-Carr Supply	McMaster-Carr Supply	55172642	7/11/13	-	-	-	160.07	160.07
McMaster-Carr Supply	McMaster-Carr Supply	56984484	8/9/13	-	-	-	79.52	79.52
Neodym Technologies	Neodym Systems Inc.	1309091	9/16/13	-	-	-	111.20	111.20
Tornado Design	Tornado Design, LLC	106021	9/1/13	-	-	-	408.00	408.00
Tornado Design	Tornado Design, LLC	105927	9/1/13	-	-	-	272.85	272.85
ULINE SHIPPING SUPPL	ULINE SHIPPING SUPPLY		7/9/13	-	-	-	68.00	68.00
VODIK	Vodik Labs	21002	10/11/12	-	-	-	170.00	170.00
VODIK	Vodik Labs	21005	3/26/13	-	-	-	520.00	520.00
				-	-	-	**19,206.42**	**19,206.42**

A/R - Customer Deposits

Customer ID	Customer	Telephone 1	Invoice/CM #	0-30	31-60	61-90	Over 90 days	Amount Due
2517	K.U.Leuven - Dept.of Physics & Astronor	+3216321255	WT91113 - Quote 1168				(3,070.04)	(3,070.04)
3566	University of Memphis	9016782257	Visa*2807 - SO8538				(62.62)	(96.62)
5836	Paul Bader-Lehigh Univ Chem Eng.	6107584279	PPVisa*8514 - SO8366				(164.87)	(164.87)
5878	Elizabeth Messer	2566278900	Amex*4011 - SO8419				(88.14)	(88.14)
Univ OF Aveiro	Clara Magalhaes	+351234401518	PPWT72913-Quote1105				(949.36)	(949.36)
UNIWAT	University of Waterloo	519-888-4567 x 33982	CS 8576				(99.91)	(99.91)
UnivofOttawa	University of Ottawa	613-562-5800 x6105	CS8651	(109.00)				(109.00)
Report Total								(4,577.94)

23,784.36

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Post-Petition AP
February 2014

Accounts Payable

Vendor	Invoice/CM #	Date	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Post-Petition Liabilities
February 2014

POST-PETITION LIABILITIES

Intercompany Payable	19,342.35
	19,342.35